DEFERRED REVENUE	12 Months Ended
Dec. 31, 2016
Deferred Revenue Disclosure [Abstract]
Deferred Revenue

8. DEFERRED REVENUE

The majority of our gas gathering agreements provide for a monthly, quarterly or annual MVC from our customers. The amount of the shortfall payment is based on the difference between the actual throughput volume shipped or processed for the applicable period and the MVC for the applicable period, multiplied by the applicable gathering or processing fee.

Many of our gas gathering agreements contain provisions that can reduce or delay the cash flows that we expect to receive from our MVCs to the extent that a customer's actual throughput volumes are above or below its MVC for the applicable contracted measurement period. These provisions include the following:

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To the extent that a customer's throughput volumes are less than its MVC for the applicable period and the customer makes a shortfall payment, it may be entitled to an offset in one or more subsequent periods to the extent that its throughput volumes in subsequent periods exceed its MVC for those periods. In such a situation, we would not receive gathering fees on throughput in excess of that customer's MVC (depending on the terms of the specific gas gathering agreement) to the extent that the customer had made a shortfall payment with respect to one or more preceding measurement periods (as applicable).

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To the extent that a customer's throughput volumes exceed its MVC in the applicable contracted measurement period, it may be entitled to apply the excess throughput against its aggregate MVC, thereby reducing the period for which its annual MVC applies. As a result of this mechanism, the weighted-average remaining period for which our MVCs apply will be less than the weighted-average of the original stated contract terms of our MVCs.

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To the extent that certain of our customers' throughput volumes exceed its MVC for the applicable period, there is a crediting mechanism that allows the customer to build a bank of credits that it can utilize in the future to reduce shortfall payments owed in subsequent periods, subject to expiration if there is no shortfall in subsequent periods. The period over which this credit bank can be applied to future shortfall payments varies, depending on the particular gas gathering agreement.

A rollforward of current deferred revenue follows.

	Williston Basin	Piceance/DJ Basins	Barnett Shale	Total current
	(In thousands)
Current deferred revenue, December 31, 2014	$—	$—	$2,377	$2,377
Additions	—	2,743	677	3,420
Less revenue recognized	—	2,743	2,377	5,120
Current deferred revenue, December 31, 2015	—	—	677	677
Additions	—	11,672	—	11,672
Less revenue recognized	—	11,672	677	12,349
Current deferred revenue, December 31, 2016	$—	$—	$—	$—

A rollforward of noncurrent deferred revenue follows.

	Williston Basin	Piceance/DJ Basins	Barnett Shale	Total noncurrent
	(In thousands)
Noncurrent deferred revenue, December 31, 2014	$17,132	$38,107	$—	$55,239
Additions	11,897	12,765	—	24,662
Less revenue recognized	27	34,388	—	34,415
Noncurrent deferred revenue, December 31, 2015	29,002	16,484	—	45,486
Additions	8,691	3,700	—	12,391
Less revenue recognized	—	412	—	412
Noncurrent deferred revenue, December 31, 2016	$37,693	$19,772	$—	$57,465

In September 2015, we determined that it would be remote for a certain Piceance/DJ Basins customer to ship volumes in excess of its MVC such that it could recover certain previous MVC shortfall payments, which had been recorded as deferred revenue, as an offset to future gathering fees.  We based this determination on public statements by the customer regarding future drilling and investment plans in the area covered by the MVC contract.  Due to the remote nature of having to perform any services associated with the previously deferred gathering revenue, we evaluated (i) the terms of the customer contract, (ii) the capacity of the central receipt points for throughput volumes covered by the MVC contract and (iii) the size of the AMI, including the number of drilling locations to determine what amount of previously deferred gathering revenue had met the criteria for revenue recognition.  Our evaluation resulted in the recognition of $34.4 million of gathering services and related fees revenue that had been previously deferred with a corresponding reduction to deferred revenue.  This represents recognition of amounts deferred up to the September 2015 event triggering the conclusion that the associated shortfall payments should be recognized as revenue.

As of December 31, 2016, accounts receivable included $46.0 million of total shortfall payment billings, of which $8.5 million related to MVC arrangements that can be utilized to offset gathering fees in subsequent periods.